                                                                    EXHIBIT 99.1

First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank, N.A.
January 1, 2002 Thru January 31, 2002
Distribution Date: 2-15-02
Statement for Class A and Class B Noteholders Pursuant                              Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                      Class A/Class B
                                                                                          Note Amount
                                                                                    ---------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         13,313,382.30               63.0966
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            166,150.18                0.7874
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           7,200.14                0.0138
(iv)   Basic Servicing Fee                                             201,531.97                0.3864
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  241,838,358.18

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            16,007,237.27
       Class A-2 Pool Factor (end of Collection Period)                 0.0758637
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               228,524,975.88

(viii) Realized Losses                                                 882,683.59

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      20,567,247.83
          Average Delinquency Ratio                                        1.9304%
          Average Net Loss Ratio                                           3.4841%
          Specified Reserve Account Balance                         20,567,247.83

(xii)  Remaining Receivables Percentage                                     56.38%
(xiii) Reduced Letter of Credit                                                 -

                     FIRST SECURITY AUTO OWNER TRUST 2000-2
                        MONTHLY STATEMENT TO NOTEHOLDERS
                       SERVICER: FIRST SECURITY BANK, N.A.

JANUARY 24, 2001 THRU FEBRUARY 23, 2001
DISTRIBUTION DATE: 03-15-01
Statement for Class A and Class B Noteholders Pursuant to                               Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                              Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                          1,017,364.84               10.3813
          Class A-2  Amount                                         16,469,610.61               78.0550
          Class A-3  Amount                                                  0.00                0.0000
          Class A-4  Amount                                                  0.00                0.0000
          Class B Amount                                                     0.00                0.0000
(ii)   Interest Distribution
          Class A-1  Amount                                              5,269.95                0.0538
          Class A-2  Amount                                          1,195,666.67                5.6667
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                          12,447.32                0.0239
(iv)   Basic Servicing Fee                                             353,779.25                0.6784
(v)    Outstanding Advances (end of preceding collection period)             0.00
(vi)   Aggregate Receivables (end of preceding collection period)  424,535,103.45

(vii)  Class A-1 Note Balance (end of Collection Period)                     0.00
       Class A-1 Pool Factor (end of Collection Period)                 0.0000000
       Class A-2 Note Balance (end of Collection Period)           194,530,389.39
       Class A-2 Pool Factor (end of Collection Period)                 0.9219450
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               407,048,128.00

(viii) Realized Losses                                               1,607,603.79

(ix)   Noteholders Interest Carryover Shortfall                              0.00
          Noteholders Principal Carryover Shortfall                          0.00

(x)    Aggregate Purchase Amount of Receivables Repurchased
          by the Sellers or purchased by Servicers                           0.00

(xi)   Reserve Account Balance                                      29,042,002.96
          Average Delinquency Ratio                                        1.6157%
          Average Net Loss Ratio                                           3.1616%
          Specified Reserve Account Balance                         36,634,331.52

(xii)  Remaining Receivables Percentage                                     84.84%
(xiii) Reduced Letter of Credit                                     19,597,651.51



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
February 24, 2001 Thru March 23, 2001
Distribution Date: 04-16-01
Statement for Class A and Class B Noteholders Pursuant to                               Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                              Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         18,342,050.01               86.9291
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                          1,102,338.87                5.2244
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                          12,051.11                0.0231
(iv)   Basic Servicing Fee                                             339,206.77                0.6504
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  407,048,128.00

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)           176,188,339.38
       Class A-2 Pool Factor (end of Collection Period)                 0.8350158
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               388,706,077.99

(viii) Realized Losses                                               1,553,488.17

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      28,571,535.05
          Average Delinquency Ratio                                        1.6165%
          Average Net Loss Ratio                                           3.5469%
          Specified Reserve Account Balance                         34,983,547.02

(xii)  Remaining Receivables Percentage                                     82.18%
(xiii) Reduced Letter of Credit                                     18,984,245.84



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
March 24, 2001 Thru April 23, 2001
Distribution Date: 05-15-01
Statement for Class A and Class B Noteholders Pursuant to                              Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                             Note Amount
                                                                                       ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         19,210,000.41               91.0427
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            998,400.59                4.7318
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                          11,066.99                0.0212
(iv)   Basic Servicing Fee                                             323,921.73                0.6211
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  388,706,077.99

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)           156,978,338.97
       Class A-2 Pool Factor (end of Collection Period)                 0.7439732
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               369,496,077.58

(viii) Realized Losses                                               1,551,014.19

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      28,396,742.73
          Average Delinquency Ratio                                        1.4991%
          Average Net Loss Ratio                                           3.9483%
          Specified Reserve Account Balance                         33,254,646.98

(xii)  Remaining Receivables Percentage                                     79.30%
(xiii) Reduced Letter of Credit                                     18,317,524.45



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
April 24, 2001 Thru May 31, 2001
Distribution Date: 06-15-01
Statement for Class A and Class B Noteholders Pursuant to                              Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                            Class A/Class B
                                                                                             Note Amount
                                                                                       ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         20,639,662.96               97.8183
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            889,543.92                4.2158
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                          11,004.65                0.0211
(iv)   Basic Servicing Fee                                             307,913.40                0.5904
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  369,496,077.58

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)           136,338,676.01
       Class A-2 Pool Factor (end of Collection Period)                 0.6461549
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               348,856,414.62

(viii) Realized Losses                                               1,653,725.21

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)  Reserve Account Balance                                       28,344,346.73
          Average Delinquency Ratio                                        1.5770%
          Average Net Loss Ratio                                           4.1184%
          Specified Reserve Account Balance                         31,397,077.32

(xii)  Remaining Receivables Percentage                                     76.01%
(xiii) Reduced Letter of Credit                                     17,558,462.42



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
June 1, 2001 Thru June 30, 2001
Distribution Date: 07-16-01
Statement for Class A and Class B Noteholders Pursuant to                              Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                            Class A/Class B
                                                                                              Note Amount
                                                                                       ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         16,512,723.62               78.2594
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            772,585.83                3.6615
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                          10,476.37                0.0201
(iv)   Basic Servicing Fee                                             290,713.68                0.5574
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  348,856,414.62

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)           119,825,952.39
       Class A-2 Pool Factor (end of Collection Period)                 0.5678955
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               332,343,691.00

(viii) Realized Losses                                               1,402,572.08

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      27,879,625.00
          Average Delinquency Ratio                                        1.8479%
          Average Net Loss Ratio                                           4.1301%
          Specified Reserve Account Balance                         29,910,932.19

(xii)  Remaining Receivables Percentage                                     73.27%
(xiii) Reduced Letter of Credit                                     16,925,819.12




First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
July 1, 2001 Thru July 30, 2001
Distribution Date: 08-15-01
Statement for Class A and Class B Noteholders Pursuant to                               Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                             Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         16,627,729.29               78.8044
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            679,013.73                3.2181
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           9,947.02                0.0191
(iv)   Basic Servicing Fee                                             276,953.08                0.5311
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  332,343,691.00

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)           103,198,223.10
       Class A-2 Pool Factor (end of Collection Period)                 0.4890911
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               315,715,961.71

(viii) Realized Losses                                               1,517,082.41

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      27,564,030.74
          Average Delinquency Ratio                                        2.1248%
          Average Net Loss Ratio                                           4.3367%
          Specified Reserve Account Balance                         28,414,436.55

(xii)  Remaining Receivables Percentage                                     70.62%
(xiii) Reduced Letter of Credit                                     16,312,963.10



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
August 1, 2001 Thru August 31, 2001
Distribution Date: 09-17-01
Statement for Class A and Class B Noteholders Pursuant to                               Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                             Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         17,167,128.27               81.3608
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            584,789.93                2.7715
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           9,492.68                0.0182
(iv)   Basic Servicing Fee                                             263,096.63                0.5045
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  315,715,961.71

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            86,031,094.83
       Class A-2 Pool Factor (end of Collection Period)                 0.4077303
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               298,548,833.44

(viii) Realized Losses                                               1,359,260.70

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      26,869,395.01
          Average Delinquency Ratio                                        2.1040%
          Average Net Loss Ratio                                           4.1764%
          Specified Reserve Account Balance                         26,869,395.01

(xii)  Remaining Receivables Percentage                                     67.99%
(xiii) Reduced Letter of Credit                                     15,706,153.19



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.
September 1, 2001 Thru September 30, 2001
Distribution Date: 10-15-01
Statement for Class A and Class B Noteholders Pursuant                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                          Class A/Class B
                                                                                              Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         13,410,823.29               63.5584
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            487,509.54                2.3105
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           8,833.82                0.0169
(iv)   Basic Servicing Fee                                             248,790.69                0.4771
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  298,548,833.44

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            72,620,271.54
       Class A-2 Pool Factor (end of Collection Period)                 0.3441719
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               285,138,010.15

(viii) Realized Losses                                               1,046,748.06

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      25,662,420.91
          Average Delinquency Ratio                                        2.0373%
          Average Net Loss Ratio                                           3.9033%
          Specified Reserve Account Balance                         25,662,420.91

(xii)  Remaining Receivables Percentage                                     65.79%
(xiii) Reduced Letter of Credit                                     15,196,630.74



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank
October 1, 2001 Thru October 31, 2001
Distribution Date: 11-15-01
Statement for Class A and Class B Noteholders Pursuant to                                Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                              Note Amount
                                                                                         -----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         16,808,419.03               79.6608
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            411,514.87                1.9503
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           8,471.05                0.0162
(iv)   Basic Servicing Fee                                             237,615.01                0.4556
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  285,138,010.15

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            55,811,852.51
       Class A-2 Pool Factor (end of Collection Period)                 0.2645111
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               268,329,591.12

(viii) Realized Losses                                               1,064,485.94

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      24,149,663.20
          Average Delinquency Ratio                                        1.9430%
          Average Net Loss Ratio                                           3.7821%
          Specified Reserve Account Balance                         24,149,663.20

(xii)  Remaining Receivables Percentage                                     63.14%
(xiii) Reduced Letter of Credit                                                 -



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank
November 1, 2001 Thru November 30, 2001
Distribution Date: 12-17-01
Statement for Class A and Class B Noteholders Pursuant to                               Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                              Note Amount
                                                                                        ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         14,253,173.31               67.5506
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            316,267.16                1.4989
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           7,558.13                0.0145
(iv)   Basic Servicing Fee                                             223,607.99                0.4288
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  268,329,591.12

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            41,558,679.20
       Class A-2 Pool Factor (end of Collection Period)                 0.1969606
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               254,076,417.81

(viii) Realized Losses                                                 837,214.79

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      22,866,877.60
          Average Delinquency Ratio                                        1.9425%
          Average Net Loss Ratio                                           3.3708%
         Specified Reserve Account Balance                          22,866,877.60

(xii)  Remaining Receivables Percentage                                     60.73%
(xiii)  Reduced Letter of Credit                                                -



First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank
December 1, 2001 Thru December 31, 2001
Distribution Date: 1-15-02
Statement for Class A and Class B Noteholders Pursuant to                                Per $1,000 of Original
Section 4.7 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                              Note Amount
                                                                                         ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         12,238,059.63               58.0003
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                            235,499.18                1.1161
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           7,988.77                0.0153
(iv)   Basic Servicing Fee                                             211,730.35                0.4060
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  254,076,417.81

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)            29,320,619.57
       Class A-2 Pool Factor (end of Collection Period)                 0.1389603
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               241,838,358.18

(viii) Realized Losses                                                 875,399.65

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      21,765,452.24
          Average Delinquency Ratio                                        1.9346%
          Average Net Loss Ratio                                           3.5461%
          Specified Reserve Account Balance                         21,765,452.24

(xii)  Remaining Receivables Percentage                                     58.67%
(xiii) Reduced Letter of Credit                                                 -




First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank, N.A.
February 1, 2002 Thru February 28, 2002
Distribution Date: 3-15-02
Statement for Class A and Class B Noteholders Pursuant                                Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                         Class A/Class B
                                                                                             Note Amount
                                                                                      ----------------------
(i)    Principal Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                         11,752,404.88               55.6986
          Class A-3  Amount                                                     -                     -
          Class A-4  Amount                                                     -                     -
          Class B Amount                                                        -                     -
(ii)   Interest Distribution
          Class A-1  Amount                                                     -                     -
          Class A-2  Amount                                             90,707.68                0.4299
          Class A-3  Amount                                            654,541.67                5.6917
          Class A-4  Amount                                            337,260.00                5.7750
          Class B Amount                                               235,032.41                6.0083

(iii)  Yield Supplement Amount                                           6,734.28                0.0129
(iv)   Basic Servicing Fee                                             190,437.48                0.3652
(v)    Outstanding Advances (end of preceding collection period)                -
(vi)   Aggregate Receivables (end of preceding collection period)  228,524,975.88

(vii)  Class A-1 Note Balance (end of Collection Period)                        -
       Class A-1 Pool Factor (end of Collection Period)                         -
       Class A-2 Note Balance (end of Collection Period)             4,254,832.39
       Class A-2 Pool Factor (end of Collection Period)                 0.0201651
       Class A-3 Note Balance (end of Collection Period)           115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class A-3 Note Balance (end of Collection Period)            58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                 1.0000000
       Class B Note Balance (end of Collection Period)              39,117,738.61
       Class B Pool Factor (end of Collection Period)                   1.0000000
                                                                   --------------
       Total Pool Balance (end of Collection Period)               216,772,571.00

(viii) Realized Losses                                                 660,175.56

(ix)   Noteholders Interest Carryover Shortfall                                 -
          Noteholders Principal Carryover Shortfall                             -

(x)    Aggregate Purchase Amount of Receivables Repurchased by
          the Sellers or purchased by Servicers                                 -

(xi)   Reserve Account Balance                                      19,509,531.39
          Average Delinquency Ratio                                        1.8361%
          Average Net Loss Ratio                                           3.2920%
          Specified Reserve Account Balance                         19,509,531.39

(xii)  Remaining Receivables Percentage                                     54.40%
(xiii) Reduced Letter of Credit                                                 -
